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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 28, 2005

                         FEDFIRST FINANCIAL CORPORATION
                         ------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         United States                 0-51153               25-1828028
         -------------                 -------               ----------
(State or other jurisdiction of       (Commission           (IRS Employer
incorporation or organization)        File Number)        Identification No.)

              Donner at Sixth Street, Monessen, Pennsylvania 15062
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (724) 684-6800
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
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            APPOINTMENT OF PRINCIPAL OFFICERS.
            ---------------------------------

         On June 28, 2005, FedFirst Financial Corporation appointed John M. Kish to its Board of Directors. Mr. Kish will serve on the Board's Audit, Compensation and Nominating/Corporate Governance Committees. The press release announcing the appointment of the new director is attached hereto as Exhibit
99.1 and incorporated herein by reference.

ITEM 5.03   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
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            YEAR.
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         On June 28, 2005, the Board of Directors of FedFirst Financial
Corporation amended Article III, Section 2 of the corporation's bylaws to increase the number of directors from seven to eight. The text of the revised bylaw is filed as Exhibit 3.1 and incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

      (c)   Exhibits

            Number            Description
            ------            -----------

              3.1             Article III, Section 2 of Bylaws, as amended
             99.1             Press Release dated June 30, 2005




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       FEDFIRST FINANCIAL CORPORATION




Date: June 30, 2005                    By: /s/ Peter D. Griffith
                                           -------------------------------------
                                           Peter D. Griffith
                                           President and Chief Executive Officer